Exhibit 99.1

On-Demand Networks… Putting the Consumer In Control

Ensuring Profitable Transition to the IP Era

CIBC Annual Communications & Technology Conference

May 10-11,2005

Safe Harbor

Some of the information presented in this announcement constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company’s judgment regarding future events, and are based on currently available information. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of known and unknown uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, changes in regard to significant customers, the demand for network integrity, the trend toward more fiber in the network, the Company’s ability to develop new and enhanced products, the Company’s ability to provide complete network solutions, continued industry consolidation, the development of competing technology, the global demand for the Company’s products and services, and the Company’s ability to complete and integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors that may cause the Company’s actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the Company with the Securities and Exchange Commission, particularly the Company’s most recently filed Annual Report on Form 10-K.

5/11/2005

The Story of C-COR

1953 - 1960 - 1965 - 1970 - 1975 - 1980 - 1985 - 1990 - 1995 - 2000 - 2005

Influence Innovation Integrity …

The Founders Era – Pioneering Communications

Early leaders – John McLucas, Jim Palmer

Community Engineering was first name, then C-COR Product innovations – first cable powering systems, use of integrated circuits, heat fins

The Expansion Era – Exploring Communications

Industry moves from rural to the cities Bandwidth expanded for new video services First with expanded warranty on amps Broadband LAN amps for Fortune 500 companies C-COR IPO, Nasdaq listing

The Digital Era – Advancing Communications

New leadership – Dick Perry Shipped first fiber optic products Further bandwidth expansion – 1 GHz Global expansion – European products

The Era of Integrity – Integrated Communications

Current leadership – Dave Woodle New vision, new strategic plan 14 acquisitions in 6 years

“Meeting the demands of an on demand world”

High integrity solutions for IP services of voice, video and data

Totally Integrated Network Solutions

Introduction to C-COR

Founded in 1953

Approximately 1,500 employees Traded on Nasdaq (1981) - CCBL Home page at www.c-cor.com Global HQ: State College, PA Operational Installed product base – over $3.5 Billion We have deployed approximately 300software systems

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C-COR Vision

Leading network operators through the transition to the on-demand IP era, C-COR leverages a dedicated global workforce that delivers complete, interoperable solutions for lowering risk, increasing profit and confidently managing change.

5/11/2005

Global Footprint

Canada USA Europe Asia Midle East Africa South Africa

NORWAY SWEDEN

MAINZ GERMANY

KLAGENFURT

AUSTRIA

MOSCOW RUSSIA

POLAND

BEIJING CHINA

CHINA

SEOUL KOREA

TOKYO JAPAN

SHANGHAI

CHINA

CHONGQING

CHINA

TAIWAN

HONG KONG

PHILIPPINES

GUANGZHOU

CHINA

NEW ZEALAND

MELBOURNE AUSTRALIA

Australia

INDONESIA

MALAYSIA

SINGAPORE

VIETNAM

CHINA

INDIA

U.A.E.

KUWAIT

ISRAEL

ALMERE NETHERLANDS

MONTREAL, QUEBEC

CANADA

TORONTO, ONTARIO

CANADA

STATE COLLEGE, PA

(CORP HQ)

BEAVERTON, OREGON

PLEASANTON CALIFORNIA

LAKEWOOD, COLORADO

TIJUANA MEXICO

MEXICO

BAHAMAS

PUERTO RICO

CHILE

LONDON

UK

LOUVIERS FRANCE

WALLINGFORD, CT

LISBON PORTUGAL

MADRID SPAIN

SWITZERLAND

SLOVENIA

HUNGARY

SERBIA

BULGARIA

ROMANIA

BRAZIL

ARGENTINA

C-COR

Key Channel Partners

CANADA

USA

SOUTH AMERICA

EUROPE

ASIA

MIDDLE EAST

AFRICA

Global Installed Base

Canada

USA

South America

Europe

Asia

Middle East

Africa

Australia

Access & Transport 3.5B Installed Base >50% North America >15% Europe <10% Each: Asia South America Australia

Solutions Installed Base

Content Management – 231 sites

Service Assurance – 45 sites

Subscriber Fulfillment – 42 sites

Workforce Management – 17 sites

Global Customers

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Strong Financial Base

March ‘05 Quarter

Created single C-COR organization

Over $93M in Bookings

$83M in Ending Backlog

Balance Sheet Summary (as of March 25, 2005)

Strong Liquidity

Current ratio – 2.46

Cash, cash equivalents, marketable securities - $57.8 mil

Expected proceeds from release of escrow on sale of Adelphia pre-petition claim-$10 million

Long-term convertible debt

$35 million in convertible notes due 12/09

Annual interest rate of 3.5%

Conversion price of $12.33

June ‘05 Quarter

Complete acquisition integration

Finish operational integration

Enter FY06 with focus on execution

5/11/2005

Future Broadband Multi-media Market

Broadband subscribers will require

On-Demand

Pay as you use

Integrated media

Flexibility, value

Networks (infrastructure) and services (content) will be decoupled Optics will continue to move closer to the user in order to meet bandwidth demands Back office automation will be required Technology will be open, digital, IP based

Worldwide digital TV household forecast

350.0 300.0 250.0 200.0 (m) 150.0 100.0 50.0 0.0

2003

2004

2005 2006

2007 2008

CAGR 2003-2008: 27%

Western Europe Asia Pacific North America

Source: Strategy Analytics, 2004

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WW OSS Solutions Revenue ($)

350 300 250 200 150 100 50 0

2003 2004 2005 2006 2007

Source: Kinetic Strategies, 2003

ROW Rev NA Rev

NA VoIP Subs (m), Penetration Rate (%)

12 10 8 6 4 2 0

35 28 21 14 7 0

2003 2004 2005E 2006E 2007E 2008E

Source: Company Reports & WSSO Estimates, 2005

VoIP Subs VoIP Pen

US Cable TV HH, Digital Penetration Rate (%)

80

78 76

74 72

70

2003 2004 2005E 2006E 2007E 2008E

50 45 40 35 30 25 20

Tot Us Cable HH Digital Pen Rate

Source: NCTA & WSSO Estimates, 2005

Advertising Revenues

(In $ Millions)

40000 35000 30000 25000 20000 15000 10000 5000 0

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Regional Cable Spots Local Cable Spots Network Cable

Source: Kagan Research, 2004

WW VOD Server Market Size ($m)

700 600 500 400 300 200 100 0

2004 2005 2006 2007 2008

ROW Europe NA Cable

Source: FBR & ABI Research, 2003

5/11/2005

The Consumer Is In Control

Converged IP networks have forever altered our customer’s world and the consumer experience.

Our customers are improving the way consumers work, communicate andenjoy entertainment.

What services they use: VOD, VoIP, HDTV, HSD, gaming, shopping, music

How they use the services: home and office networks, VPN, wireless –When they use the services: shop at midnight, email family/colleagues day or night anywhere in the world, play games 24/7

Where they use the service: at home, at work, when traveling

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Strategic Plans Actions

RF Products

Optical Products

RF Products

Tech Services

Service Management S/W

Optical Products

RF Products

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

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Revenue Mix, 1998 vs. 2004

FY98

4% 8% 88%

FY04

23% 31% 46%

8% CAGR

Revenue (m) $300 $250 $200 $150 $100 $50 $0

1998 2004

+47% CAGR

+33% CAGR

-3% CAGR

S/W & Services Optical Products

Radio Frequency Products

Implemented successful Phase I of our Strategic Plan

Diversified product base

Diversified customer base

Grew revenues in reduced capital environment

Achieved 20 cents in quarterly EPS in December ‘03

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Strategic Plans Actions

2004

RF Products

Optical Products

RF Products

Tech Services

Service Management S/W

Optical Products

RF Products

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

IP Video Processing

Content on Demand

Service Activation

Capacity Management

PON

GigE Transport

Workforce Management

International Footprint

Tech Services

Service Management S/W

Optical Products

RF Products

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C-COR Strategic Direction

Leading the Profitable Transition to the IP Era . . .

The Internet and converged IP networks have forever altered our customer’s world and the consumer experience Service providers must deliver new, cost-effective services that improve people’s ability to work, communicate and be entertained (high-speed data, voice over IP, on-demand video and more) C-COR is simplifying the operators’ transition by providing interoperable, IP-based solutions that help put consumers in control by:

Enabling with Infrastructure for high integrity

Facilitating with Global Expertise

Simplifying with Innovative OSS

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Multiservice Network Today

Broadband and telecom network operators must capitalize on emerging IP, on demand services for next era of recurring, profitable, predictable revenues Back Office Management Systems Residential Business

Operational Silos

Different Protocols Multiple, Separate Management Systems Wasted Bandwidth Difficult to Manage Fractured Measurement and Reporting

Complexity Hinders Competitiveness

Business

Residential

Back Office Management System

Multi-Service Network with C-COR

Enables a greater range of new services for homes and businesses

C-COR Solutions Analog TV VOD VolP Telephone Web Digital TV Gaming Voice Services Video Conferencing Data Services

Residential Business

Integrated Services and Network Management

Everything IP… Everywhere Single Transport Platform Efficient Bandwidth Utilization

Easy to Manage

Increased Operational Savings Simplified management tools

Access and Transport for the On Demand World

Provide Simplicity, Connectivity, Interactivity and Mobility to Operators seeking the next generation converged IP platforms for video, data and voice services.

1 GHz access platform that extends the network capacity and unifies legacy access platforms.

One network for wired or wireless interface for residential and business customers whether IP applications are Video, Data, Voice.

One IP transport platform that integrates RPR scheduling, security and resiliency features with high capacity VOD, VOIP transport.

All supported by common provisioning, monitoring and management software from source to subscriber.

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Flow Networking for Packet Optimized Transport Networks

Optimized Transport Enabling the flexibility of IP and QoS of ATM at the price/performance/simplicity/transparency of Ethernet 20

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Management Solutions for the On Demand World

Deliver solutions that enhance customer revenues and manage operating expenses while providing outstanding customer service

Enhance the top-line using VOD, Ad Insertion, and bandwidth on demand Improve the bottom line by using Fulfillment, Assurance, and Workforce

Simplify complex delivery and manage advanced services with open architecture and interoperable software solutions Replace silos with comprehensive, scalable, and reliable solutions that provide maximum visibility into content, workforce and infrastructure

OSS Interfaces

Customer

Content

Network

Workforce

Evolution: From Silos to Integrated Services On Demand

Residential

Set-top Box

Yesterday

CSR e-Mail Web

Billing

OSS

On Demand

Advertising

Add/Remove Service

Billing Inquiries Change Address Product Inquiry

Payment

Service Requests

Field Service Mgmt

Inventory Mgmt

Trouble Mgmt

Capacity Mgmt

Workforce Mgmt

Network Mgmt

Residence / Small Business

Cable Modem MTA Set-Top Box

Tomorrow

OSS Solutions

Customer Fulfillment

Subscriber Management Service Activation

Content Management

Distribution Management Asset Management

Workforce Management

Dispatch/Management Support/Tools

Service Assurance

Health/Status

Capacity Management

Improved Customer Satisfaction – Challenges

Customer Fulfillment

Complexity of Operations

“Swivel Chair” view of operations

Security and Fraud

Legacy system “silos”

Dynamically optimizing service tiers

Put the consumer in control

Various policies to enforce

Content Management

On Demand

Complexity and cost of operation

System integration and third party interoperability

Management of large volumes of content

Transition to digital program insertion

Enhance ad revenue through the transition

Lower costs

Service Assurance

Network Service Manager

Disparate views of network and service status

Tracking complaints to failures

System failure impact on subscribers

Isolation of faults to unmanaged devices

Reactive rather than proactive resolution

Workforce Management

Efficient management of service operations

Streamlining processes

Improving productivity

Cross functional technical support

Increased customer demands

Growing support costs

Integrated Services Management - Solutions

Customer Fulfillment

Intelligent service and subscriber management

Eliminate the Silos

Faster service activation

Efficient resource utilization

Secure access to IP services

Common policy management

Content Management

Managing all aspects of On Demand

Choice and flexibility

New revenue from On Demand advertising

Real-time reporting

Exceptional Reliability and Support

Scalable digital ad insertion solutions

Flexible management system

Low cost per channel

Service Assurance

Proactive management of the entire service delivery infrastructure

Empower customer service representatives with real-time information

Identify and resolve high impact customer

Expert bandwidth management

Optimal traffic flow recommendations

Workforce Management

Maximizing the potential of your mobile workforce

Empower technicians

Reduce truck rolls

Efficient dispatch

Proven ROI

C-COR Solutions Metrics

Enhance top-line revenues

VOD average growth 16% through 2010

Advertising revenues to reach $21B this year Improve bottom-line return on investment

Assurance

5-10% reduction of CSR contacts

7-12% reduction in truck rolls

5-15% OpEx reduction

Workforce

Up to 2 additional work orders per day / per tech

Calls to dispatch reduced by 75+%

Reduces late appointments up to 70%

Reduces repeat TC calls up to 80%

Payback in as little as 12 months, with most customers under 21 months

C-COR Transition Summary

Prior

S/W & Services

RF Amplifiers

North America Customers

Narrow Product Offering

C-COR Transition Summary

During

Prior

Expanded Customer Base

NETWORK

OSS

CABLE SERVICES

HFC TRANSPORT

Bundled Solutions

C-COR Transition Summary

Prior During After

Balanced global customer base

Sound Business Model

Highest growth expected from highest margin products Global infrastructure in place to support growth in business volume Operating leverage to amplify bottom line growth as topline increases

Diverse service provider solutions

Operating Targets for Fiscal Year 2006

FY 2005 FY 2006 (a)(b)

Sales $234-$241M $300-$335M Strong topline growth

Gross Margin Mid to high 30’s Low 40’s Margin expansion

Operating Expenses:

S,G&A/R&D $99-$101M $104-$112M Rationalization post integration

Amortization of intangible assets $6M $7M

IPR&D charges $6M

Restructuring expense $1M

Total Operating Expense $112-$114M $111-$119M

Operating Margin Loss Profit

Less: Amortization, IPR&D and $13M $7M Typically excluded from First Call numbers

Restructuring (c)

Adjusted Operating Margin Loss Double digit margin Operating leverage

(a) Excludes stock option expenses associated with implementing FAS 123R. Company is currently determining implementation approach (FY 2005 cost calculated under FAS 123, but not expensed, is approximately $4.9M). (b) Based on management targets and subject to Safe Harbor caveats regarding forward-looking statements (c) Shown to improve comparability of Company GAAP numbers and First Call analyst numbers

5/11/2005

C-COR Summary

Global leader building upon 50 years of experience

Proven ability to make strategic moves

Positioned for next 5 + years of IP service roll-out

Quality transport solutions that combine the flexibility of IP with the QOS of ATM

Deliver solutions that enhance customer revenues and improve the bottom line.

Meeting the demands of an on demand world.

5/11/2005